UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 14, 2025, the Federal Home Loan Bank of New York (the “Bank”) disclosed in its Current Report on Form 8-K that the Director of the Federal Housing Finance Agency (the “FHFA Director”) designated the number of directorships the Bank will have in 2026 and the seats to be filled in the 2025 directors’ election (the “FHFA Order”). As previously disclosed, the FHFA Order will result in the elimination of four (4) board seats effective December 31, 2025: (i) two New York member director seats with current terms expiring on December 31, 2025 and December 31, 2026; and (ii) two independent director seats with current terms expiring on December 31, 2025 and December 31, 2028.

On August 21, 2025, to comply with the FHFA Order, the seats held by the following directors were eliminated effective December 31, 2025: Independent Director and Board Chair Larry E. Thompson, New York Member Director and Board Vice Chair David J. Nasca, New York Member Director William J. Turner, Jr., and Independent Director Ghillaine A. Reid.

As a result of the FHFA Order, in 2025 there will be an election for one (1) member director seat representing the Bank’s New Jersey members, one (1) member director seat representing the Bank’s Puerto Rico and U.S. Virgin Islands members, and a district-wide election for one (1) independent director seat, each with a four-year term beginning January 1, 2026.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: August 27, 2025	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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